UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

Chinook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37345	94-3348934
(Commission File No.)	(IRS Employer Identification No.)

400 Fairview Avenue North, Suite 900

Seattle, WA

(Address of principal executive offices)

98109

(Zip Code)

Registrant’s telephone number, including area code: (206) 485-7241

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KDNY	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 12, 2023, Chinook Therapeutics, Inc. (the “Company”) issued a press release announcing updated interim results from its zigakibart (BION-1301) Phase 1/2 trial for patients with IgA Nephropathy (IgAN).

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Important Additional Information

Forward-Looking Statements

In addition to historical information, this communication contains forward-looking statements within the meaning of applicable securities law, including statements regarding the advancement of its product candidates and product pipeline, and the clinical development of its product candidates, including expectations regarding the results of clinical trials. In addition, when used in this communication, the words “will,” “expects,” “could,” “would,” “may,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “looks for,” “looks to,” “continues” and similar expressions, as well as statements regarding our focus for the future, are generally intended to identify forward-looking statements. Each of the forward-looking statements we make in this communication involves risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: expected revenues, cost savings, synergies and other benefits from the proposed merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to employee retention, might be greater than expected; the requisite regulatory approvals and clearances for the proposed transaction may be delayed or may not be obtained (or may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger); the requisite approval of Company stockholders may be delayed or may not be obtained, the other closing conditions to the proposed merger may be delayed or may not be obtained, or the merger agreement may be terminated; business disruption may occur following or in connection with the proposed merger; Novartis AG (“Novartis”) or the Company’s businesses may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, other business partners or governmental entities; the milestones for the proposed CVRs may not be achieved; the possibility that the proposed merger is more expensive to complete than anticipated, including as a result of unexpected factors or events; and diversion of management’s attention from ongoing business operations and opportunities as a result of the proposed merger or otherwise. Additional factors that may affect the future results of Novartis and the Company are set forth in their respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the most recently filed annual report of Novartis on Form 20-F, subsequently filed Current Reports on Form 6-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, and the Company’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. The risks described in this communication and in Novartis and the Company’s filings with the SEC should be carefully reviewed. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date they are made. Novartis and the Company undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this communication, except as required by law.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed merger between Novartis and the Company, Novartis and the Company intend to file relevant materials with the SEC, including a preliminary and definitive proxy statement to be filed by the Company. The definitive proxy statement and proxy card will be delivered to the stockholders of the Company in advance of the special meeting relating to the proposed merger. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF NOVARTIS AND THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Novartis and the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Novartis and the Company make available free of charge at the Novartis website and the Company’s website, respectively (in the “Investors” section), copies of materials they file with, or furnish to, the SEC. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Novartis, the Company and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the proposed merger will be included in the definitive proxy statement referred to above. Security holders may also obtain information regarding the names, affiliations and interests of the Novartis directors and executive officers in the Novartis Annual Report on Form 20-F and Form 20-F/A for the fiscal year ended December 31, 2022, which were filed with the SEC on February 1, 2023, and May 15, 2023, respectively. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 27, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 28, 2023. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s definitive proxy statement for its 2023 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the definitive proxy statement relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Novartis website at https://www.novartis.com and the Company’s website at https://www.chinooktx.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated June 12, 2023.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2023		Chinook Therapeutics, Inc.

	By:	/s/ Eric L. Dobmeier
Eric L. Dobmeier
President and Chief Executive Officer